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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                  August 18, 2000
                ------------------------------------------------
                Date of Report (Date of earliest event reported)



                             DATAMETRICS CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)



     95-3545701                                                  0-8567
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(Commission File Number)                                      (I.R.S.
Employer
                                                             Identification
No.)


   25B Hanover Road, Florham Park, NJ                            07932
- ----------------------------------------                      ----------
(Address of principal executive offices)                      (Zip Code)


                                 (973) 377-3900
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               Registrant's telephone number, including area code


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

1. On August 18, 2000, Daniel P. Ginns resigned as a Director and
Chairman and Chief Executive Officer of the Corporation and as a Director and Officer of MadeMyWay.com, Inc. ("MMW"), a subsidiary of the Corporation. Except for certain non-compete, confidentiality and indemnification provisions that survive, Mr. Ginns' Amended Employment
Agreement with the Corporation is terminated. The Corporation agreed to pay Mr. Ginns (i) the sum of $20,000 upon his resignation and (ii) $80,000 on the earlier of (x) the date the Corporation closes a permanent refinancing of at least $3,600,000 (the "Permanent Financing") with its current lenders or (ii) September 25, 2000. In exchange for the cancellation of Warrants held by Mr.
Ginns, the Corporation will issue to Mr. Ginns 500,000 shares of the Corporation's Common Stock.
Subject in all events to disposition restrictions under applicable securities laws, Mr. Ginns may dispose of up to 125,000 of such shares of Common Stock in any quarterly period. If Mr. Ginns disposes of fewer that 125,000 shares in any quarter, he may in addition dispose of such shortfall in any subsequent quarter.

2. The Corporation has appointed Vincent Cahill to serve as the Corporation's Chief Executive Officer. Mr. Cahill remains a Director of the Corporation.

3. John W. O'Leary has resigned as a Director, effective August 18,
2000.

4. Mr. Galloway and certain affiliates of Mr. Galloway have provided financing to the Corporation in the aggregate amount of $690,000. An initial loan of $480,000 (the "Initial Loan") is secured by shares of MMW representing
88% of MMW's outstanding shares. The second loan of $210,000 (the "Second Loan") is secured by the assets of MMW, the pledge of such shares of MMW and an assignment of the Corporation's life insurance policy on the Corporation's former Chief Executive Officer, Garland S. White. The Initial Loan matures on the earlier of January 20, 2001 or the closing of the Permanent Financing. The
Second Loan matures on October 5, 2000.

5. Bruce Galloway, Gary Herman, Douglas Freidenberg and Michael Planit have been elected to the Corporation's Board of Directors, which is now comprised of five Directors. Mr. Galloway has been appointed Chairman of the Board.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


C. Exhibits

10.1 Form of Secured Promissory Note for the Initial Loan.
10.2 Stock Pledge Agreement dated July 31, 2000 between the Corporation and Bruce Galloway, as Collateral Agent.
10.3 Irrevocable Proxy dated July 31, 2000.
10.4 Form of Secured Promissory Note for the Second Loan.
10.5 Security Agreement dated August 18, 2000 between MadeMyWay.com, Inc. and Bruce Galloway, as Collateral Agent.
10.6 Pledge Agreement dated August 18, 2000 between the Corporation and Bruce Galloway, as Collateral Agent.
10.7 Irrevocable Proxy dated August 18, 2000.
10.8 Assignment of Life Insurance as Collateral dated August 18, 2000.

99.1 Press Release dated August 18, 2000
99.2 Press Release dated August 18, 2000



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         DATAMETRICS CORPORATION


                                         By:   /s/ Bruce Galloway
                                            ---------------------------------
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                                            Bruce Galloway
  Chairman




Dated: August 21, 2000




Document #: 12623